SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):

                        April 17, 2003 (April 17, 2003)


                            ONLINE POWER SUPPLY, INC.
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              Exact Name of Registrant as Specified in its Charter)

            Nevada                      00-29669               84-1176494
------------------------------    ---------------------    ---------------------
 (State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
       of incorporation)                                     Identification No.)



     8100 South Akron Street, Suite 308
     Englewood, Colorado 80112                                    80112
-------------------------------------------------------    ---------------------
      (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (303) 741-5641


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.   OTHER EVENTS


     OnLine Power Supply, Inc. has not had sufficient cash to pay for the audit of the financial statements for the year ended December 31, 2002. The company has not filed the non-financial information portions of the Form 10-KSB for year ended December 31, 2002. The company believes that audited financial information is the foundation of disclosure in the annual report, and that without the audited financial information, the non-financial information should not be filed.

     The company expects revenues from product sales to be received in late April - early May, 2003. At that time, the audit firm will be engaged to audit the 2002 financial statements and the company will promptly file the Form 10-KSB when the audit is completed.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ONLINE POWER SUPPLY, INC.


Dated: April 17, 2003                        By:   /s/  Richard L. Millspaugh
                                                  ------------------------------
                                                  GLENN M. GRUNEWALD,
                                                  Chief Executive Officer



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